UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 26, 2010
CROSSTEX ENERGY, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On August 6, 2009, Crosstex Energy Services, L.P. and Crosstex Energy Services GP, LLC (collectively, the “Sellers”), subsidiaries of Crosstex Energy, L.P. (the “Partnership”), completed the sale of the Partnership’s Mississippi, Alabama and south Texas assets, consisting of all of the partnership interests of certain Crosstex entities holding such assets to Southcross Energy LLC for an amount in cash equal to approximately $218.0 million, subject to further post-closing adjustments.
     On October 1, 2009, the Sellers completed the sale of the Partnership’s natural gas treating business, consisting of all of the partnership interests of Crosstex Treating Services, L.P. to KM Treating GP LLC, a subsidiary of Kinder-Morgan Energy Partners, L.P. for an amount in cash equal to approximately $265.4 million, subject to further post-closing adjustments.
     A reclassification of letter of credit fees for the comparative periods presented in the Consolidated Statements of Operations was made to move the expense from purchased gas to interest expense for a better presentation of financing costs of the business. See discussion in the notes to the financial statements.
     In addition to the changes noted above, recently adopted accounting standards requiring retrospective application have been applied to conform with generally accepted accounting principles. These changes are also discussed in the notes to the financial statements.
     Accordingly, the Partnership has recast certain information included in the following items in its 2008 Annual Report on Form 10-K (the “2008 Annual Report”) filed with the Securities and Exchange Commission (“SEC”) on March 2, 2009 to reflect the Mississippi, Alabama and south Texas assets and the natural gas treating business as discontinued operations and letter of credit fees as interest expense for all periods presented:
•	Item 6. Selected Financial Data;

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Item 7A. Quantitative and Qualitative Disclosures about Market Risk; and

•	Item 8. Financial Statements and Supplementary Data.
     The recast financial information of the Partnership is filed as Exhibits 99.1 through 99.4 to this Current Report on Form 8-K (the “Report”) and is incorporated herein by reference. Except with respect to the limited matters described above or as expressly noted in the exhibits to this Report, the recast information included in this Report has not been updated to reflect events subsequent to the filing of the 2008 Annual Report. This Report should be read together with the portions of the 2008 Annual Report that they supplement, and together with the Partnership’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2009, June 30, 2009 and September 30, 2009 and other Current Reports on Form 8-K filed by the Partnership with the SEC after the 2008 Annual Report.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

EXHIBIT
NUMBER		DESCRIPTION

23.1	—	Consent of KPMG LLP

99.1	—	Selected Financial Data

99.2	—	Management’s Discussion and Analysis of Supplemental Financial Condition and Results of Operations

99.3	—	Quantitative and Qualitative Disclosures about Market Risk

99.4	—	Supplemental Consolidated Financial Statements of Crosstex Energy, L.P.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.
	By:	Crosstex Energy GP, L.P., its General Partner
	By:	Crosstex Energy GP, LLC, its General Partner

Date: January 26, 2010	By:	/s/ William W. Davis
William W. Davis
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

23.1	—	Consent of KPMG LLP

99.1	—	Selected Financial Data

99.2	—	Management’s Discussion and Analysis of Supplemental Financial Condition and Results of Operations

99.3	—	Quantitative and Qualitative Disclosures about Market Risk

99.4	—	Supplemental Consolidated Financial Statements of Crosstex Energy, L.P.